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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington D. C.  20549


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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                April 2, 1996



                                  ConSil Corp.

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             (Exact name of registrant as specified in its charter)



                                      Idaho

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                 (State or other jurisdiction of incorporation)


          0-4846-3                           82-0288840

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(Commission File Number)                       (IRS Employer Identification No.)




Suite 500 - 625 Howe Street
Vancouver, B.C.  Canada                        V6C 2T6

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(Address of principal executive offices)     (Zip Code)



                                 (208) 769-7610

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                         (Registrant's Telephone Number)












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Item 5.   Other Events.
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          On April 2,  1996, the  Registrant issued the  press release  attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          Exhibit A - Press Release dated April 2, 1996.




                                    SIGNATURE
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          Pursuant  to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              CONSIL CORP.




                              By   /s/ Nathaniel K. Adams
                                ----------------------------------
                                   Nathaniel K. Adams
                                   Secretary


Dated:  April 2, 1996



























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                                  EXHIBIT INDEX


Exhibit        Description
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A              News release dated April 2, 1996